PARKWAY, INC. INVESTOR PRESENTATION January 2017

2 FORWARD-LOOKING STATEMENTS Certain statements contained in this presentation, including those that express a belief, expectation or intention, as well as those that are not statements of historical fact, are forward-looking statements within the meaning of the federal securities laws and as such are based upon Parkway, Inc.’s (“Parkway,” “PKY,” the “Company,” “we,” “our” or “us”) current beliefs as to the outcome and timing of future events. There can be no assurance that actual future developments affecting the Company will be those anticipated by the Company. Examples of forward-looking statements include projected capital resources, projected profitability and portfolio performance, estimates of market rental rates, projected capital improvements, expected sources of financing, expectations as to the timing of closing of acquisitions, dispositions, or other transactions, the expected operating performance of anticipated near-term acquisitions and descriptions relating to these expectations, including without limitation, the anticipated net operating income (“NOI”) yield. We caution investors that any forward-looking statements presented in this presentation are based on management’s beliefs and assumptions made by, and information currently available to, management. When used, the words “anticipate,” “assume,” “believe,” “estimate,” “expect,” “forecast,” “guidance,” “intend,” “may,” “might,” “outlook,” “project,” “should” or similar expressions that do not relate solely to historical matters are intended to identify forward-looking statements. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve risks and uncertainties (some of which are beyond the Company’s control) and are subject to change based upon various factors, including but not limited to the following risks and uncertainties: our lack of operating history as an independent company; conditions associated with our primary market, including an oversupply of office space, customer financial difficulties and general economic conditions; that certain of our properties represent a significant portion of our revenues and costs; that the Spin-Off from Cousins Properties Incorporated (“Cousins” or “CUZ”) will not qualify for tax-free treatment; our ability to meet mortgage debt obligations on certain of our properties; the availability of refinancing current debt obligations; potential co- investments with third-parties; changes in any credit rating we may subsequently obtain; changes in the real estate industry and in performance of the financial markets and interest rates and our ability to effectively hedge against interest rate changes; the actual or perceived impact of global and economic conditions; declines in commodity prices, which may negatively impact the Houston, Texas market; the concentration of our customers in the energy sector; the demand for and market acceptance of our properties for rental purposes; our ability to enter into new leases or renewal leases on favorable terms; the potential for termination of existing leases pursuant to customer termination rights; the amount, growth and relative inelasticity of our expenses; risks associated with the ownership and development of real property; termination of property management contracts; the bankruptcy or insolvency of companies for which we provide property management services or the sale of these properties; the outcome of claims and litigation involving or affecting the Company; the ability to satisfy conditions necessary to close pending transactions and the ability to successfully integrate the assets and related operations acquired in such transactions after closing; applicable regulatory changes; risks associated with acquisitions, including the integration of the portion of the combined business of Parkway Properties, Inc. (“Legacy Parkway”) and Cousins relating to the ownership of real properties in Houston and Legacy Parkway’s fee-based real estate business; risks associated with the fact that our historical and predecessors' financial information may not be a reliable indicator of our future results; risks associated with achieving expected synergies or cost savings; risks associated with the potential volatility of our common stock; and other risks and uncertainties detailed from time to time in our Securities and Exchange Commission filings. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Company’s business, financial condition, liquidity, cash flows and results could differ materially from those expressed in any forward-looking statement. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise overtime, and it is not possible for us to predict the occurrence of those matters or the manner in which they may affect us. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes. Accordingly, investors should use caution in relying on past forward-looking statements, which were based on results and trends at the time they were made, to anticipate future results or trends.

3 PARKWAY’S STRATEGY Focused on Creating Value • Experienced management team with a demonstrated track record of acquiring, operating and repositioning assets and managing a public office REIT Strategically Manage Operations and Capital Investments in Existing Buildings • Focus on revenue-enhancing capital investments within existing portfolio that help to improve efficiency, add vibrancy to common areas of properties, and provide additional amenities to customers • Proactively identify shifting customer needs and attract new, high-quality customers Pursue Opportunistic Capital Reallocations While Maintaining Conservative and Flexible Balance Sheet • Take advantage of current and future market dislocation in Houston and capitalize early on emerging opportunities while maintaining low leverage and a conservative balance sheet • Use extensive network of long-standing relationships with leading local and regional industry participants to identify and capitalize on internal and external value-creation opportunities as well as identify opportunities with potential joint venture partners • Monetize investments as local markets recover Disciplined Approach to Investment Opportunities • Focused on high-quality assets that are newer in age and located in desirable and resilient submarkets • Growth opportunities likely in Houston first, with potential to expand into other markets as Houston recovers

4 PRESENTATION HIGHLIGHTS Houston Economy and Office Fundamentals • Near-Term Challenges. Houston office fundamentals continued to decline in the fourth quarter of 2016 with year-over-year Class-A rents down 3% and a slight increase in vacancy to 15.1%. 1 • Long-Term Resilience. Despite current headwinds, Houston has historically remained resilient. Current job growth remains positive and the overall economy is supported by various growing industries other than the oil and gas sector. 2 Status of Investment Markets • Lack of Comparable Transactions. Investment sales in Houston have remained stagnant through 2016, but activity could be increasing based on recent transactions in the market.3 Parkway’s Assets • Largest Class-A Landlord. We believe Parkway’s dominant market share in Houston will enhance the Company’s ability to pursue higher rental rates, higher retention and operational efficiencies. • Stable, High-Quality Assets. Parkway’s portfolio is 87.5% leased with a weighted average remaining lease term of approximately 6.2 years.4 Parkway’s Tenancy • Institutional Strength. 84% of annualized base rental revenue is attributable to investment-grade or non-energy customers. 5 • Cash Flow Stability. Even if no renewals or new leases were executed for the next three years, contractual customer revenue is estimated to decline by only 3%. 5 1. Source: 4Q16 Costar Office Report. 2. Source: Bureau of Labor Statistics (November 2016). 3. Source: HFF Research. 4. Source: Internal data and estimates as of 12/31/16. 5. Source: Company estimates. Includes contractual base rent and contractual expense reimbursement projections for in -place leases as of 9/30/16.

HOUSTON MARKET OVERVIEW

6 HOUSTON MARKET OVERVIEW Did You Know? 1,2,3 #1 Population Growth 2000 - 2015 #1 Job Growth 2000 - 2015 #1 Import / Export Waterborne Tonnage #3 Fortune 500 HQs 4th Largest U.S. Metro Economy Largest Medical Complex in the World 1. Source: HFF Houston Outlook – May 2016. 2. Source: Greater Houston Partnership – “Talking Points Q3/16.” 3. PPR Houston Office Market Report 3Q 2016. 4. Source: CoStar Office Quarterly Market Reports (Houston) Q4 2016.  Diverse economy with strong demographic trends1,2,3 − 4th largest U.S. metro economy with ~6.8M population − 24 Fortune 500 companies are located in Houston − 6 of the top 10 employers are non-energy − Home to Texas Medical Center: − World’s largest medical complex, which includes a children’s hospital and cancer center − 8th largest business district in the U.S. with 1,345 acres of campuses and 8M of annual patient visits − Net in-migration averaging over 60,000 people per year since 2007 − Median household income of $60,759, which is above national levels  Gateway office market4 − 140M sq. ft. in 470 Class-A office buildings (22% of total inventory located in Parkway’s submarkets) − ~$33 per sq. ft. average gross rents − 82.6% occupied as of 12/31/16

7 HOUSTON’S GROSS DOMESTIC PRODUCT Source: U.S. Bureau of Economic Analysis, for year ended December 31, 2015. Rank Metro Area GDP (In Billions) 1 New York $1,602.7 2 Los Angeles 930.8 3 Chicago 640.7 4 Houston 503.3 5 Washington, D.C. 491.0 6 Dallas-Fort Worth 485.7 7 San Francisco 431.7 8 Philadelphia 411.2 9 Boston 396.5 10 Atlanta 339.2

8 HOUSTON’S GROSS DOMESTIC PRODUCT Source: U.S. Bureau of Economic Analysis $352.0 $391.9 $415.1 $374.1 $401.1 $441.2 $469.9 $504.7 $522.0 $503.3 0 100 200 300 400 500 600 '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 Metro Houston’s GDP by Year Amounts in Billions

9 HOUSTON’S GROSS DOMESTIC PRODUCT Source: U.S. Bureau of Economic Analysis and Greater Houston Partnership Calculations. Metro Houston’s GDP Composition Manufacturing, 16.9% Finance, Insurance, Real Estate, Rental, and Leasing, 13.0% Professional and Business Services, 12.7% Mining, 12.6% Government, 6.7% Construction, 5.9% Educational Services, Health Care, and Social Assistance, 4.9% Retail Trade, 4.5% Utilities, 3.1% Arts, Entertainment, Recreation, Accommodation, and Food Services, 2.8% All Others, 16.9%

10 HISTORIC OIL PRICES Source: U.S. Energy Information Administration, as of January 6, 2017. Weekly Cushing, OK WTI Spot Price FOB $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 $80.00 $90.00 $100.00 $110.00 Jun '14 Sep '14 Dec '14 Mar '15 Jun '15 Sep '15 Dec '15 Mar '16 Jun '16 Sep '16 Dec '16 $ P er B ar re l

11 OIL AND GAS RETURNS BETTER IN 2017 THAN 2015 Source: JP Morgan, Company Data MAJOR REDUCTIONS IN OIL SERVICE COSTS HAVE BOOSTED E&P PROFITABILITY U.S. Shale Breakeven Cost Curve Assuming 15% BTAX IRR; Deflation Since 2015 ($/bbl) $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 $60.00 $70.00 Post 3Q'16 2015

12 HISTORIC RIG COUNTS Source: Baker Hughes as of 1/13/17. Total U.S. Rig Count 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 Jun '14 Sep '14 Dec '14 Mar '15 Jun '15 Sep '15 Dec '15 Mar '16 Jun '16 Sep '16 Dec '16 Working rig count has increased since May 2016, but still 66% below 2014 peak

13

HOUSTON JOB GROWTH BY INDUSTRY

Houston MSA's 12-Month Net Change in Employment


150.0
100.0
50.0
-
(50.0)
(100.0)
(150.0)
12-Mo Net Employment Change (in thousands)
01/01/06
04/01/06
07/01/06
10/01/06
01/01/07
04/01/07
07/01/07
10/01/07
01/01/08
04/01/08
07/01/08
10/01/08
01/01/09
04/01/09
07/01/09
10/01/09
01/01/10
04/01/10
07/01/10
10/01/10
01/01/11
04/01/11
07/01/11
10/01/11
01/01/12
04/01/12
07/01/12
10/01/12
01/01/13
04/01/13
07/01/13
10/01/13
01/01/14
04/01/14
07/01/14
10/01/14
01/01/15
04/01/15
07/01/15
10/01/15
01/01/16
04/01/16
07/01/16
10/01/16

Source: Bureau of Labor Statistics.

PARKWAY

14 HOUSTON EMPLOYMENT BY SECTOR Source: Greater Houston Partnership and Texas Workforce Commission. Information as of October 31, 2016. Top Job Loss Sectors Jobs Manufacturing -32,500 Mining and Logging -24,700 Engineering Services -10,000 Employment Services -7,200 Wholesale Trade -5,400 Transport, Warehousing, Utilities -4,100 Top Job Gain Sectors Jobs Hotels, Restaurants, Bars +29,500 Health Care +24,000 Services to Buildings +7,500 Arts, Entertainment, Rec +5,700 Food Stores +5,000 Construction +4,700 Houston Job Gains and Loses Since December 2014

15 HOUSTON AVERAGE SALARIES BY SECTOR Source: Greater Houston Partnership and Texas Workforce Commission. Information as of October 31, 2016. 1. Employment gains and losses since December 2014. Top Job Loss Sectors Jobs1 Average Salary Manufacturing -32,500 $75,816 Mining and Logging -24,700 $151,840 Engineering Services -10,000 $126,256 Employment Services -7,200 $48,516 Wholesale Trade -5,400 $78,520 Transport, Warehousing, Utilities -4,100 $69,940 Top Job Gain Sectors Jobs1 Average Salary Hotels, Restaurants, Bars +29,500 $19,760 Health Care +24,000 $52,936 Services to Buildings +7,500 $27,612 Arts, Entertainment, Rec +5,700 $36,192 Food Stores +5,000 $26,468 Construction +4,700 $68,744 Houston Employment Changes And Average Salaries THE AVERAGE SALARIES FOR THE TOP JOB LOSS SECTORS IN HOUSTON WERE SIGNIFICANTLY HIGHER THAN THE AVERAGE SALARIES FOR THE TOP JOB GAIN SECTORS

16 4.5 21.0 47.6 6.3 26.0 27.6 4.6 2.2 >1970 1970s 1980s 1990s 2000s 2010s 2016 2017 NEW SUPPLY Houston New Office Deliveries (MM Sq. Ft.) WHILE NEW SUPPLY IS MUCH LOWER THAN THE 1980’S, HOUSTON ADDED 20% OF NEW INVENTORY OVER THE PAST DECADE PRIOR TO RECENT OIL PRICE DECLINES EXISTING FUTURE DELIVERIES 3% 15% 34% 5% 19% 20% 3% 2% % of Total Inventory Source: CoStar Exisitng 4 & 5 Star Office & HFF Research as of December 31, 2016. Current Leased Percentage 69% 51%

17 HOUSTON OFFICE VACANCY RATES Source: HFF Houston Bluesheet 4Q16 Houston Office Vacancy Rates 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 24.0% 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Total Vacancy Total Availability Including Subleases

18 0 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 8,000,000 CBD Energy Corridor Galleria Greenspoint Westchase Greenway The Woodlands West Belt Katy Freeway Med Ctr / Bellaire Sugar Land FM 1960 North Loop Class A Direct Class A Sublease HOUSTON VACANCY AND SUBLEASE AVAILABILITY Source: HFF Houston Office Bluesheet 4Q 2016 Houston Class-A Office Vacancy and Sublease Space by Submarket CURRENT VACANCY COMBINED WITH SUBLEASE SPACE ON THE MARKET HAS INCREASED OVERALL HOUSTON AVAILABILITY TO APPROXIMATELY 23% 22% 31% 27% 74% 30% 23% 15% 27% 19% 9% 13% 11% 33% Total Available as % Of Total Class-A Inventory Parkway Submarkets Class-A Sublease SF: 9.4 MM Total Sublease SF: 11.8 MM

19 HOUSTON OFFICE FUNDAMENTALS Source: CoStar Office Quarterly Market Reports (Houston) Q4 2016 Class-A Asking Rents have declined 3.2% since 4Q of last year and 3.7% since the peak in 2Q 2015. Houston overall asking rents have declined 2.0% since 4Q of last year. Class-A Asking Rents Houston Overall Asking Rents Both Class-A and Houston overall have seen a decline in net absorption and an increase in vacancy. Houston Overall Vacancy and Net Absorption Class-A Vacancy and Net Absorption Asking Rental Rates Vacancy and Net Absorption $34.32 $34.54 $34.45 $34.36 $34.35 $33.97 $33.75 $33.26 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 $27.54 $27.94 $28.00 $28.09 $28.06 $27.70 $27.69 $27.52 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 10% 11% 12% 13% 14% 15% 16% (500,000) 0 500,000 1,000,000 1,500,000 2,000,000 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Absorption Vac % 10% 11% 12% 13% 14% 15% 16% 17% 18% (500,000) 0 500,000 1,000,000 1,500,000 2,000,000 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 Absorption Vac %

20 STATUS OF INVESTMENT MARKETS

21 HOUSTON SALES ACTIVITY Source: HFF 1. As of 12/31/16. 2. Includes Class A and B Investment Sales Activity Across Houston. Houston Sales Activity $0 $50 $100 $150 $200 $250 $300 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 $5.0 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 P ric e/ S F B ill io ns o f S al es V ol um e D ol la rs Sales Volume Price/SF

22

HOUSTON OFFICE INVESTMENT SALES

2016 Houston Office Investment Sales

Name	Submarket	Size	Built	Class	Sales Price	$/SF	Date Sold
Great Southwest Building	CBD	188,240	1926/2001	B	$16,000,000	$85	Feb-16
5 Houston Center	CBD	580,875	2002	A	$168,000,000	$289	Jan-17
555 Gemini	NASA/Clear Lake	124,908	1986	B	$2,750,000	$22	Jul-16
16430 Park Ten Place	Energy Corridor	110,452	1982	B	$11,550,000	$105	May-16
The Offices at Greenhouse	Energy Corridor	203,149	2014	A	$47,000,000	$231	UC
Energy Center I	Energy Corridor	332,000	2007	A	$51,800,000	$156	Jan-17
9720 Cypresswood Dr	FM 1960	94,820	2005	A	$16,500,000	$174	Jul-16
5433 Westheimer	Galleria	134,187	1967/2014	B	$15,200,000	$113	Mar-16
515 Post Oak	Galleria	274,583	1980/2013	A	$52,700,000	$192	Jan-17
Greenspoint Park I, II & III	Greenspoint	352,125	1980-1982	B	$11,800,000	$34	Apr-16
Town & Country Central I	Katy Freeway East	148,936	1982	B	$27,000,000	$181	Jan-16
5300 Memorial	Midtown	153,626	1983/1993	B	$33,000,000	$215	Jan-16
ExxonMobil Brookhollow Campus	North Loop	550,000	1970-1976	B	$12,100,000	$22	May-16
8700 Commerce Park	Southwest	77,903	1975/2004	B	$3,427,732	$44	Mar-16
6464 Savoy	Southwest	182,568	1981/2010	B	$4,500,000	$25	Aug-16
12603 Southwest Freeway	Southwest	143,211	1981/2014	B	$17,500,000	$122	Oct-16
10701 & 10707 Corporate Dr.	Southwest	185,884	1979 & 1981	B	$18,750,000	$101	May-16
		3,837,467			$509,577,732		

PARKWAY

Source: HFF Research

23 RECENT HOUSTON MARKET TRANSACTION Source: HFF, LP. Percentage leased data per Costar as of 1/16/17. COLUMBIA PROPERTY TRUST, INC. (NYSE:CXP) EXITS THE HOUSTON MARKET WITH THE SALE OF THREE OFFICE PROPERTIES FOR $273 MILLION ($229/SF) Asset Submarket RSF Year Built Price $/SF Leased % 5 Houston Center CBD 580,875 2002 $168,000,000 $289 75% Energy Center I Energy Corridor 332,000 2007 $51,800,000 $156 100% 515 Post Oak Galleria 274,583 1980 $52,700,000 $192 79% 1,187,458 $272,500,000 $229 81%

PARKWAY PORTFOLIO OVERVIEW

25 PORTFOLIO SUMMARY ASSET BREAKDOWN BY SF1 Assets 5 Buildings 19 Rentable Square Feet 8.7 MM % Leased1 87.5% Sustainability All properties LEED certified Wtd. Avg. Net In-Place Rents1 $18.85 Mark-to-Market1 +7.2% 1. As of 12/31/16. CLASS-A PROPERTIES WITH STATE-OF-THE-ART AMENITIES AND UNIQUE FEATURES DESIGNED TO ATTRACT A BROAD RANGE OF HIGH-QUALITY CUSTOMERS KEY STATISTICS Post Oak Central, 15% San Felipe Plaza, 11% Greenway Plaza, 50% Phoenix Tower, 7% CityWest Place, 17% LOCATED IN THRIVING NEIGHBORHOODS WITHIN ATTRACTIVE SUBMARKETS IN HOUSTON

26 8.7 6.3 4.0 4.0 3.1 3.0 2.2 2.1 1.8 1.8 1.7 1.6 1.6 1.6 1.5 1.5 1.5 1.5 1.4 1.4 1.3 1.3 1.3 1.3 1.3 1.2 1.2 1.2 1.2 1.2 DOMINANT POSITION IN MULTIPLE SUBMARKETS POSITIONS PARKWAY FOR OPERATIONAL OUTPERFORMANCE LEADING OWNER OF HOUSTON CLASS A PROPERTIES 1. Source: CoStar 4&5 Star Office October 2016 2. Note: Square feet shown in millions and at 100% ownership. Houston Class-A Office Owners (MM Sq. Ft.)1,2

27



CRITICAL MASS OBTAINED IN SELECT SUBMARKETS

PARKWAY IS THE LARGEST LANDLORD IN SOME OF HOUSTON'S MOST DESIRABLE SUBMARKETS

Class-A Submarket Concentration

Greenway		Galleria		Westchase	
69% Market Share *of Class-A Office*	**#1** Class-A Office Owner *by Sq. Ft.*	**15%** Market Share *of Class-A Office*	**#1** Class-A Office Owner *by Sq. Ft.*	**15%** Market Share *of Class-A Office*	**#1** Class-A Office Owner *by Sq. Ft.*

Critical Mass in Select Submarkets is expected to lead to:

- Pricing power in lease and vendor negotiations
- Ability to attract, hire, and retain superior local market leadership and leasing teams
- Flexibility to meet changing customer space demands
- Enhanced ability to identify and capitalize on emerging investment opportunities

All of which are expected to result in:

- Higher rental rates
- Better customer retention
- Higher occupancy
- Lower operating expenditures
- Higher NOI margins

Source: CoStar Exisitng 4 & 5 Star Office as of October 2016.

PARKWAY

28 43.33 37.1736.72 36.0135.39 34.0833.6233.26 31.25 30.59 29.1029.0628.9528.3127.9827.6927.41 26.6726.4226.31 25.37 24.42 23.69 22.14 19.6119.1118.95 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 SUPERIOR OPERATING PERFORMANCE Source: CoStar Office Quarterly Market Reports (Houston) Q4 2016 Class-A Gross Asking Rent ($ / Sq. Ft.) Parkway Submarkets PARKWAY SUBMARKETS ARE AMONGST THE MOST DESIRABLE SUBMARKETS IN HOUSTON

29 1.1% 6.1% 5.7% 12.0% 6.8% 5.3% 48.9% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 2016 2017 2018 2019 2020 2021 Thereafter LIMITED NEAR-TERM LEASE EXPIRATIONS Expiring % of Total Rentable Square Feet MINIMAL NEAR-TERM EXPIRATIONS WITH 12% OR LESS EXPIRING EACH YEAR THROUGH 2021 Source: Internal data as of 12/31/16. WEIGHTED AVERAGE REMAINING LEASE TERM OF ~6.2 YEARS

30 Rank Customer Rentable SF (000s) % of Total SF Credit Rating Rating Date LED Term Remaining 1 961 12.8% A / A3 4Q14 / 1Q16 Dec-26 10.3 2 524 7.0% A+ / Aa3 1Q16 / 1Q16 Dec-19 3.3 3 507 6.7% BBB / Baa3 1Q16 / 1Q16 Aug-32 15.9 4 391 5.2% A / A2 3Q14 / 4Q15 Dec-23 7.3 5 255 3.4% BB+ / B2 4Q15 / 1Q16 Jan-23 6.3 6 216 2.9% CC / Caa2 1Q16 / 2Q16 Jun-26 9.8 7 202 2.7% B / Caa1 2Q14 / 2Q14 May-23 6.7 8 189 2.5% BBB (1) 2Q15 (1) Sep-19 3.0 9 176 2.3% BBB / B1 4Q15 / 1Q16 Sep-23 7.0 10 167 2.2% CC / Caa2 1Q16 / 2Q15 Dec-25 9.3 3,590 47.6% 8.6 STRONG CREDITWORTHY CUSTOMERS Cross Section of Portfolio by Credit Rating2 Investment grade (IG) customers: 49% of annual base rent (ABR) IG or non-energy customers: 84% of ABR Source: Company estimates. Revenue projections include contractual base rent and expense reimbursement projections for in-place leases as of 9/30/16. 1. Represents Fitch rating. Not rated by S&P or Moody’s. 2. IG = Investment Grade Portfolio Top Customers IG - Energy 38% IG - Other Sectors 11% Non-IG - Other Sectors 35% Non-IG - Energy 16%

31



STRONG AND FLEXIBLE BALANCE SHEET

CONSERVATIVE & FLEXIBLE BALANCE SHEET COMPLEMENTS STAGGERED DEBT MATURITIES TO FACILITATE STRATEGIC EXECUTION

FINANCIAL STRATEGY

- **Scalable Platform**
  - $297 million of initial liquidity
  - No material near term debt maturities
- **Low Leverage Strategy**
  - ~4.1x Net Debt / EBITDA [1]
  - Stable EBITDA supported by creditworthy customers (nearly 50% of ABR from investment grade customers[2])

NET DEBT / EBITDA[1]



4.1 x
4.8 x
5.1 x
5.7 x
7.2 x
7.6 x
PKY
CUZ
HIW
CXP
FSP
TIER

SUMMARY OF DEBT

	Maturity Date	Interest Rate	9/30/16 Outstanding Balance
San Felipe Plaza	12/01/18	4.78%	106,541
$350 Million Term Loan	10/06/19	3.53%	350,000
CityWestPlace III & IV	03/05/20	5.03%	89,116
Post Oak Central	10/01/20	4.26%	178,471
Phoenix Tower	03/01/23	3.87%	77,067
Wt. Avg. / Total		**4.06%**	**801,195**

LIQUIDITY AND UPCOMING MATURITIES (MM)

Liquidity — ***$297 (Initial Liquidity)***

Upcoming Debt Maturities — ***No material debt maturing until December 2018***



$297
$100 Undrawn Revolver
$197 Cash
$0
$0
$102
$350
$247
$62
Initial Liquidity
2016
2017
2018
2019
2020
2021+

Source: Company financials and estimates; SNL Financial as of Q3 2016.

1. *Represents average debt as a multiple of EBITDA as of 9/30/16. Parkway defines EBITDA as net income before interest expense, income taxes and depreciation and amortization.*
2. *Includes customers with at least a Baa or BBB credit rating from Moody's or S&P, respectively. Measured by Annualized Base Rent contribution.*

PARKWAY

32 WELL-POSITIONED PORTFOLIO OF ICONIC PROPERTIES Rentable SF: 1,473,000 Buildings: 4 % Leased: 77.3% Submarket: Westchase In-Place Rent / Market Rent / Mark-to-Mkt: $23.01 / $22.00 / -4.4% CityWestPlace San Felipe PlazaGreenway Plaza1 Post Oak Central Rentable SF: 980,000 Buildings: 1 % Leased: 85.4% Submarket: Galleria In-Place Rent / Market Rent / Mark-to-Mkt : $22.06 / $23.00 / +4.2% Rentable SF: 4,952,000 Buildings: 11 % Leased: 89.2% Submarket: Greenway In-Place Rent / Market Rent / Mark-to-Mkt : $16.88 / $19.03 / +12.8% Rentable SF: 1,280,000 Buildings: 3 % Leased: 93.4% Submarket: Galleria In-Place Rent / Market Rent / Mark-to-Mkt: $20.13 / $21.00 / +4.3% Source: Internal data and estimates as of 12/31/16. 1. Greenway Plaza data includes Phoenix Tower.

33 ASSETS LOCATED IN SUBMARKETS ADJACENT TO HIGH-INCOME RESIDENTIAL AREAS BEST LOCATIONS IN PREMIER HOUSTON SUBMARKETS Source: U.S. Census Bureau (2014), CoStar. CityWestPlace San Felipe Plaza Post Oak Central Phoenix Tower Greenway Plaza

34 $3.87 $5.62 $5.28 $4.46 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 2016 Q1 2016 Q2 2016 3Q 2016 4Q New Renewal Expansion Total PORTFOLIO HISTORICAL LEASING Leasing Volume (RSF in 1,000s) Annual Gross Rental Rates PSF Tenant Improvements PSF per year of lease termAverage Lease Term (Yrs) 1. Excludes tenant improvements for 46,000 sq. ft. TechSpace lease signed at CityWestPlace given that a portion of the lease is retail space and TI amounts include additional capital for building and lobby upgrades. Including this lease, the average TI in the third quarter of 2016 is $9.38/sf/yr. 1 137 158 71 59 0 20 40 60 80 100 120 140 160 180 2016 Q1 2016 Q2 2016 3Q 2016 4Q New Renewal Expansion Total $30.28 $33.00 $36.32 $34.91 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 2016 Q1 2016 Q2 2016 3Q 2016 4Q New Renewal Expansion Total 6.8 6.9 8.6 5.9 0.0 2.0 4.0 6.0 8.0 10.0 12.0 2016 Q1 2016 Q2 2016 3Q 2016 4Q New Renewal Expansion Total

35 FOURTH QUARTER 2016 LEASING AND OCCUPANCY OCCUPANCY & LEASED PERCENTAGES AS OF 12/31/16 1. Amounts shown in thousands. 2. Greenway Plaza information includes Phoenix Tower. 4Q16 LEASING RESULTS Square Feet Average Net Rental Rate Average Term (Yrs) Average Leasing Costs ($/SF/Yr) New Leases 26,452 $20.09 7.6 $7.40 Renewal Leases 29,595 $19.46 4.4 $4.70 Expansion Leases 2,969 $21.71 5.5 $3.62 Total Leasing 59,016 $19.85 5.9 $6.18 Average rental rate on renewal leases was 4.3% below average expiring rental rate. Total Square Occupancy Leased Property Market Submarket Feet1 Percentage Percentage Greenway Plaza2 Houston Greenway 4,952 88.2% 89.2% CityWestPlace Houston Westchase 1,473 72.5% 77.3% Post Oak Central Houston Galleria 1,280 92.5% 93.4% San Felipe Plaza Houston Galleria 980 84.8% 85.4% Total Portfolio 8,686 85.8% 87.5%

36 PEAK TO CURRENT MARKET RENTAL RATES 1. Weighted average of highest reported Asking Rate for portfolio of assets since 1/1/14 per CoStar. 2. Company estimates as of 12/31/16. Property Peak Net Lease Rate1 Current Market Net Rate2 % Decline Greenway Plaza $25.91 $19.03 -26.5% CityWestPlace $32.92 $22.00 -33.2% Post Oak Central $27.00 $21.00 -22.2% San Felipe Plaza $27.49 $23.00 -16.3% Weighted Average $27.44 $20.21 -26.3% Property Average In-Place Net Rent2 Current Market Net Rate2 % Mark-to- Market Greenway Plaza $16.88 $19.03 12.8% CityWestPlace $23.01 $22.00 -4.4% Post Oak Central $20.13 $21.00 4.3% San Felipe Plaza $22.06 $23.00 4.2% Weighted Average $18.85 $20.21 7.2%

37 $82 $81 $74 $66 $26 $31 $29 $18 $39 $37 $36 $31 $91 $93 $93 $77 $0 $50 $100 $150 $200 $250 $300 2017 2018 2019 2020 C on tra ct ua l R ev en ue in M ill io ns Energy - Investment Grade Energy - Non Investment Grade Other Industries - Investment Grade Other Industries - Non-Investment Grade STABLE NEAR-TERM CASH FLOWS Source: Company estimates. Revenue projections include contractual base rent and expense reimbursement projections for in-place leases as of 9/30/16.  Non-Investment Grade Energy Customers represent less than 17% of Parkway’s contractual revenue over the next four years.  Total lease obligated base rental revenue over the life of all contractual leases is $1.14BN beginning January 2017. $238 $241 $231 $193 Two major leases totaling 707,000 SF expire in late 2019 CONTRACTUAL REVENUE ASSUMING NO NEW OR RENEWAL LEASING

38 NEAR-TERM MAJOR EXPIRATIONS LEASE EXPIRATIONS >50,000 SF THROUGH 2019 Tenant Property Square Feet Expiration Status Houston Series of Lockton Cos. San Felipe Plaza 84,000 12/31/2017 Vacate Hercules Offshore Greenway Plaza 72,000 12/31/2017 Vacate Nalco Greenway Plaza 130,000 2/28/2018 Vacate Stewart Information Services Corp Post Oak Central 183,000 9/30/2019 Unknown Apache Corp Post Oak Central 524,000 12/31/2019 Unknown

39 GREENWAY PLAZA THE CENTER OF GROWTH IN HOUSTON In the middle of Houston’s finest residential market, Greenway Plaza is surrounded by high-end residential and retail and is five minutes from both the Galleria and Downtown. Greenway Plaza is a 52-acre master-planned, mixed-use development with 11 buildings and roughly 4.9 million square feet of office space that is in the center of it all. This thriving location and an unmatched, amenity-rich campus environment has made Greenway Plaza the place to be in Houston’s office market. Greenway Plaza’s on-site amenities include fine dining, a recently renovated underground food court with over 16 options, multiple fitness facilities, three full service banking centers, and conferencing facilities. MAJOR TENANTS Greenway Plaza Submarket Greenway Square Feet 4,952,000 Buildings 11 % Leased 89.2% In-Place Rent $16.88 Market Rent $19.03 Mark-to-Market +12.8% Tenant Name SF Expiration Occidental Oil & Gas Corp. 961,491 12/31/26 Invesco Management Group, Inc. 391,005 12/31/23 Transocean Offshore Deepwater 255,413 01/31/23 CPL Retail Energy, LP 201,554 05/31/23 Nalco Company 130,115 02/28/18

40

CITYWESTPLACE



PREMIER CAMPUS IN THE HEART OF WEST HOUSTON

Located on a gorgeous 35-acre campus with an abundance of amenities and a management staff that is there to serve you, CityWestPlace is not merely a place to work, it is a new way to office. All four CityWest buildings are beautifully appointed and surrounded by luxurious green space, and the campus is right in the heart of West Houston right off Sam Houston Tollway north of Westheimer.

CityWestPlace	
Submarket	Westchase
Square Feet	1,473,000
Buildings	4
% Leased	77.3%
In-Place Rent	$23.01
Market Rent	$22.00
Mark-to-Market	-4.4%

MAJOR TENANTS

Tenant Name	SF	Expiration
Statoil Gulf Services, LLC	507,420	08/31/32
BMC Software	216,237	06/30/26
Ion Geophysical Corporation	176,349	09/30/23
Frontica Business Solutions	75,816	01/31/17
Bristow Group Inc.	39,114	01/31/25

PARKWAY

41 POST OAK CENTRAL THE HEART OF UPTOWN HOUSTON Post Oak Central – all the amenities and service you’ve come to expect from Parkway in an amazing Galleria location. The Post Oak Central complex is comprised of three office towers totaling 1.2 million square feet on a 17-acre mixed-use complex in Houston's Galleria area and boasts great views of the surrounding area. This LEED Gold certified complex is full of amenities that you will love including a huge state of the art fitness center, a conference center, restaurants, banking, dry cleaners, and a child care center on-site. MAJOR TENANTS Tenant Name SF Expiration Apache Corporation 524,342 12/31/19 Stewart Information Services Corporation 182,915 09/30/19 Engie Holdings, Inc. 134,602 04/30/20 Cox Radio, Inc. 24,424 03/31/21 Dynamic Fitness Club 19,175 05/31/24 Post Oak Central Submarket Galleria Square Feet 1,280,000 Buildings 3 % Leased 93.4% In-Place Rent $20.13 Market Rent $21.00 Mark-to-Market +4.3%

42

SAN FELIPE PLAZA



San Felipe Plaza	
Submarket	Galleria
Square Feet	980,000
Buildings	1
% Leased	85.4%
In-Place Rent	$22.06
Market Rent	$23.00
Mark-to-Market	+4.2%

GALLERIA LOCATION WITH UNMATCHED AMENITIES

San Felipe Plaza is a magnificent, 46-story office tower serving tenants in the Galleria area of Houston, with immediate proximity to the desirable Tanglewood, Briargrove and Memorial neighborhoods. The building's chiseled façade provides unique corner offices and floor-to-ceiling windowlines offering unobstructed, 360-degree panoramic views from the Central Business District to Westchase.

Easily accessible from Interstate 10, the West Loop (610) and US Highway 59, San Felipe Plaza offers locational convenience without the congestion. Many first-class hotels, restaurants and retail locations are within minutes of San Felipe Plaza. The property also offers an unmatched array of on-site amenities, from coffee shop to tenant-only fitness center to casual dining to meeting rooms to abundant greenspace.

MAJOR TENANTS

Tenant Name	SF	Expiration
ENSCO International Inc.	166,834	12/31/25
Raymond James & Assoc., Inc.	92,006	12/31/21
Houston Series of Lockton Companies, LLC	83,724	12/31/17
Wood Mackenzie, Inc.	56,584	04/30/23
The Hanover Company	40,724	09/30/19

PARKWAY

43 INVESTMENT HIGHLIGHTS Dominant office landlord in Houston, which has Gateway office market characteristics −Largest landlord in Houston with 8.7 million sq. ft. −5th largest U.S. metro economy, with third largest density of Fortune 500 companies and a broad and diversified job base1 Unique office portfolio within outperforming submarkets −Consists of five Class-A assets located in three targeted submarkets −Amenity rich locations surrounded by high-end retail, restaurants and entertainment options −Conveniently located near high-income executive housing −Minimal near-term lease expirations with weighted average remaining lease term of approximately 6.6 years Focus on unlocking embedded growth and value opportunities −Potential to increase occupancy, realize higher rents and operate portfolio more efficiently −Proactively identify shifting customer needs and attract new, high-quality customers −Assess development and redevelopment opportunities within the portfolio −Take advantage of current and future market dislocation in Houston and capitalize early on emerging investment opportunities −Pursue opportunistic investments and monetize as local markets recover Conservative and flexible balance sheet to position company for internal and external growth opportunities −Low leverage strategy with no near-term debt maturities −Approximately $297 million of liquidity as of 3Q16 Experienced leadership team with proven success of identifying attractive investment opportunities −Proven track record of outperformance and focus on driving shareholder value −In-depth market knowledge and extensive existing relationships with industry participants 1. Source: Greater Houston Partnership – “Talking Points Q3/16.”

5847 San Felipe St, Suite 2200 Houston, TX 77057